NASDAQ: **BBCP**

CONCRETE PUMPING HOLDINGS


BRUNDAGE BONE CONCRETE PUMPING
CAUTION
DANGER

Q2 FISCAL 2020 BUSINESS & COVID-19 UPDATE | May 2020

Disclaimer

Forward-Looking Statements

This investor presentation ("Investor Presentation") includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Concrete Pumping Holdings Inc. (the "Company" or "CPH") may differ from the Company's expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: effects of the COVID-19 pandemic on the Company's business; the outcome of any legal proceedings that may be instituted against the Company; the ability to recognize the anticipated benefits of the Capital Pumping, LP ("Capital") acquisition, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; costs related to the Capital acquisition; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including but not limited to Adjusted EBITDA and net debt. The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, transaction expenses, loss on debt extinguishment, stock-based compensation, other income, net, and other adjustments. This should not be used as a substitute for its most comparable measures calculated in accordance with GAAP. The Company believes that this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company financial condition and results of operations. The Company's management uses Adjusted EBITDA to compare performance to that of prior periods for trend analyses and for budgeting and planning purposes. You should not rely on any single financial measure to evaluate the Company's business. Other companies may calculate Adjusted EBITDA differently, and therefore it may not be directly comparable to similarly titled measures of other companies. Net debt is calculated as all amounts outstanding under debt agreements (currently this includes the Company's term loan and revolving line of credit balances, excluding any offsets for capitalized deferred financing costs) measured in accordance with GAAP less cash. Cash is subtracted from the GAAP measure because it could be used to reduce the Company's debt obligations. A limitation associated with using net debt is that it subtracts cash and therefore may imply that there is less Company debt than the most comparable GAAP measure indicates. CPH believes this non-GAAP measure provides useful information to management and investors in order to monitor the Company's leverage and evaluate the Company's consolidated balance sheet.

CPH Business & COVID-19 Update – Key Priorities

CONCRETE PUMPING HOLDINGS

Health & Safety

- #1 core value is the health & safety of our employees
- We follow all applicable health & hygiene protocols released by Centers for Disease Control & Prevention (CDC)
- Enhanced safety & health protocols for field staff
- Work-at-home mandates for office employees

Business Operations

- Strong prelim Q2 FY20 revenue up 20% YoY, demonstrating business agility & resilience
- U.S. operations have largely been deemed essential
- Supply chain operating as expected
- Monitoring demand-side KPIs

Cost & Cash Management

- Prioritized cash preservation & liquidity strategies
- Immediate suspension of uncommitted 2020 capex investment
- Disciplined control of highly variable (~70%) cost model

Financial Flexibility & Strong Liquidity

- Net debt down ~$19.2M sequentially from January 31, 2020
- Net debt anticipated to be ~$414M[1] as of April 30, 2020
- Total available liquidity of ~$32M as of April 30, 2020
- No near-term debt maturities
- Covenant light debt facilities

[1] See appendix for a reconciliation of this non-GAAP measure.

Health & Safety Actions

- We follow all applicable health & hygiene protocols released by the CDC & state & local authorities
- Implemented enhanced health guidelines involving hand hygiene, employee temperature screening, provision of mask & glove supplies & disinfecting of frequently touched objects/surfaces
- Enhanced health & safety protocols in effect for field staff including social distancing & limiting non-customer visits to our branches
- Work-at-home mandates for office employees supported by business continuity plan
- All non-essential travel eliminated
- High emphasis & frequent internal communication by senior management regarding COVID-19 developments



Business Operations Have Remained Strong

- Strong preliminary Q2 FY20 results demonstrate the agility & resilience of CPH's business
  - Revenue up 20% vs. Q2 FY19
- Operations have been largely deemed an essential business in the U.S.
  - Offsets to this have been the U.K. & Seattle markets & other limited project delays
  - Seattle work restrictions eased at the beginning of May 2020, CPH working to return the market back to normalized levels
  - In the U.K., the Prime Minister announced on May 10th that restarting construction & manufacturing is explicitly encouraged
- Supply chain continues to operate as expected



Revenue
($ in millions)
$46
$53
$58
$74
$51
$56
$62
$74
$55
$66
$79
$60
$68
$84
Q1
Q2
Q3
Q4
2017
2018
2019
2020

Cost & Cash Management Priorities

- ✓ Disciplined control of highly variable cost model insulates against potential demand shocks
  - ~70% of the Company's cost base is variable
- ✓ Prioritized cash preservation & liquidity strategies:
  1. Immediate suspension of uncommitted 2020 capex investment
  2. Non-essential spending curtailed
     - Cost reductions include: select furloughs in the U.K. & Seattle markets, organizational changes such as reduced travel & limited discretionary spend.
- ✓ Continued diligence around accounts receivable & cash collection procedures

Financial Flexibility & Strong Liquidity

✓ Favorable Cash Flow Characteristics

- Healthy operational cash flow
- Specialized, technical construction service drives strong margins
- ~35% Adj. EBITDA margin[1] in FY19, well above specialty rental peer group
- Daily invoicing & light working capital business model

✓ Enhanced Liquidity Position

- ~$32M of total available liquidity at Q2 FY20 between cash on balance sheet & availability on ABL Revolver
- Net debt[1] of ~$414M at Q2 FY20

✓ No Maturities Until Dec 2023

- ABL Revolver: 5 years (matures Dec 2023)
- Term Loan Facility: 7 years (matures Dec 2025)

✓ Covenant Light

- No financial covenants on Term Loan
- ABL revolver has springing 1:1 fixed charge ratio based on total excess availability – Company believes it has significant headroom

[1] See appendix for a reconciliation of this non-GAAP measure.

Navigating the COVID-19 Pandemic From a Position of Agility & Strength

- ✓ Our employees are our most valuable asset and their health & safety is our most important core value
- ✓ The vast majority of our work has been deemed essential across the U.S.
- ✓ Our preliminary Q2 FY20 results demonstrate the relative resilience of our business operations to the current environment
- ✓ Disciplined matching of variable costs – ~70% of our costs are variable
- ✓ Immediate suspension of uncommitted 2020 capex investment
- ✓ Solid balance sheet with improved liquidity, no near-term debt maturities & light financial covenants
- ✓ Favorable operating cash flow characteristics position us well to safeguard liquidity and service debt obligations


CONCRETE
PUMPING
HOLDINGS

Company

Concrete Pumping Holdings, Inc.
500 E. 84th Ave, Suite A-5
Denver, CO 80229
www.concretepumpingholdings.com

Investor Relations

Gateway Investor Relations
Cody Slach
949-574-3860
BBCP@gatewayir.com


CONCRETE
PUMPING
HOLDINGS

Appendix

Reconciliation of Net Income to Adj. EBITDA

(dollars in thousands)		Year Ended October 31, 2019
Net income (loss)	$	(32,487)
Interest expense, net		36,524
Income tax expense (benefit)		(7,495)
Depreciation and amortization		55,365
EBITDA		51,907
Transaction expenses		15,688
Loss on debt extinguishment		16,395
Stock based compensation		3,619
Other expense (income)		(53)
Other adjustments		7,938
Adjusted EBITDA	$	95,494

Note: Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

CPH's FY2019 Pro Forma Adjusted EBITDA is $109M which represents CPH's FY19 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

Reconciliation of Debt to Net Debt

(in millions)	January 31, 2020	April 30, 2020	Change in Net Debt
Term loan outstanding	$ 396.9	$ 391.7	$ (5.2)
Revolving loan draws outstanding	38.7	39.6	0.9
Less: Cash	(2.6)	(17.5)	(14.9)
Net debt	**$ 432.9**	**$ 413.7**	**$ 19.2**

Attractive Financial Profile Versus Peers

2019 Adjusted EBITDA Margin(1)

Premium *vs. Specialty Rental Peers (bps): ~350 bps*
Premium *vs. Specialty Waste Peers (bps): ~1,400 bps*



35%
32%
21%
CONCRETE PUMPING HOLDINGS (2)
Average Specialty (3)
Rental Peers
Average Specialty (4)
Waste Peers

1. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue for the period presented.
2. Calculated as CPH's FY19 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019 divided by CPH's FY 2019 revenue plus Capital's pre-closing revenue from Nov 1, 2018 through mid-May 2019.
3. Specialty Rental peers include AMERCO, Civeo, McGrath, Mobile Mini, and WillScot. Source: Company filings.
4. Specialty Waste peers include Clean Harbors, Covanta, Ecolab, Stericycle, U.S. Ecology, and Waste Management. Source: Company filings.